UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2016

Transgenomic, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30975	91-1789357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12325 Emmet Street, Omaha, NE 68164

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (402) 452-5400

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In connection with a recently commenced review and evaluation of various strategic alternatives for Transgenomic, Inc. (the “Company”), the Board of Directors of the Company determined to temporarily suspend testing services regulated by the Clinical Laboratory Improvement Amendments at the Company’s Patient Testing laboratory located in New Haven, Connecticut, pending the completion of the strategic review and evaluation process. There is no set timetable for the strategic review and evaluation process, and the Company does not intend to disclose developments regarding the consideration of strategic alternatives regarding the Company’s Patient Testing laboratories and services relating to its cardiology and neurology focused products unless and until the Company has approved or entered into a definitive agreement or transaction.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” of the Company within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Such statements include information regarding the Company’s review, evaluation and consideration of various strategic alternatives regarding the Company’s Patient Testing laboratories and services. The known risks, uncertainties and other factors affecting these forward-looking statements are described from time to time in the Company’s filings with the Securities and Exchange Commission, including in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on April 15, 2015, and in the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on November 16, 2015, and include, but are not limited to, risks and uncertainties associated with the availability of strategic alternatives and risks associated with being able to identify and close any strategic transaction. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all statements contained in this Current Report on Form 8-K. All information in this Current Report on Form 8-K is as of the date of the report and the Company does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transgenomic, Inc.

By:	/s/ Paul Kinnon
Paul Kinnon
Chief Executive Officer

Date: March 14, 2016